                                                               Exhibit 10.35

                               OMNIBUS AGREEMENT

         THIS OMNIBUS AGREEMENT (the "Agreement") made this day 26th of October 2001 by and between FINOVA Capital Corporation having an office at 115 W. Century Road, Paramus, New Jersey ("FINOVA") and Roadhouse having its principal place of business at 2703A Gateway Drive, Pompano Beach, Florida 33069 ("Roadhouse").

         WHEREAS, pursuant to that certain commitment letter dated June 4, 1997, as same has been amended, FINOVA made a loan to Roadhouse in the principal sum of $15,000,000.00 (the "1997 Loan") for the purpose of refinancing existing debt and providing expansion capital in connection with nine (9) roadhouse grill franchise restaurants (each individually, a "Restaurant") located in Florida (the "Florida Restaurants") and three (3) Restaurants located in South Carolina (the "South Carolina Restaurants") as set forth on SCHEDULE I annexed hereto; and

         WHEREAS, the 1997 Loan is evidenced by a loan and security agreement executed by and between FINOVA and Roadhouse (the "1997 Loan and Security Agreement") and a promissory note dated September 12, 1997 in the principal amount of $15,000,000.00 executed by Roadhouse in favor of FINOVA (the "1997 Note"); which 1997 Note is secured by twelve (12) mortgages and security agreements executed by Roadhouse in favor of FINOVA (as the same may have been amended from time to time, the "1997 Mortgages") as set forth on SCHEDULE II annexed hereto; and

         WHEREAS, pursuant to that certain commitment letter dated January 8, 1998, FINOVA agreed to make the following loans to Roadhouse: (i) permanent financing in the maximum amount of $5,000,000,00 to provide financing for new Restaurants ("Original Facility A"); (ii) equipment financing in the maximum amount of $2,000,000.00 ("Original Facility B"); (iii) a revolving line of credit in the maximum amount of $3,000,000.00 to be utilized for general corporate purposes ("Facility C"); and a permanent loan in the maximum amount of $5,000,000.00 to refinance the existing principal balance under a secured note payable to Berjaya Group Limited, the majority stockholder of Roadhouse ("Facility D"); and

         WHEREAS, FACILITY C is evidenced by a loan and security agreement executed by and between FINOVA and Roadhouse (the "1998 Revolving Loan and Security Agreement") and a revolving credit promissory note dated June 2, 1998 in the principal amount of $3,000,000,00 (as the same may have been amended from time to time, the "1998 Revolving Note"); which 1998 Revolving Note is secured by nine (9) second-priority mortgages and security agreements executed by Roadhouse in favor of FINOVA covering the Florida Restaurants (as the same may have been amended from time to time, the "1998 Mortgages") as set forth on
SCHEDULE III annexed hereto; and

         WHEREAS, Facility D is evidenced by a loan and security agreement executed by and between FINOVA and Roadhouse (the "1998 Loan and Security Agreement") and a promissory note dated March 25, 1998 in the principal amount of $2,880,000.00 (the "1998 Note"); which 1998 Note is secured by furniture, fixtures and equipment located or used in connection with the Restaurants set forth on SCHEDULE IV annexed hereto (the "Facility D Restaurants") and perfected by UCC-1 Financing Statements; and

         WHEREAS, FINOVA and Roadhouse did not consummate the transactions contemplated by Original Facility A and Original Facility B and Roadhouse did not request any advances under Facility C; and

         WHEREAS, pursuant to that certain commitment letter dated October 4, 1999, FINOVA agreed to make the following loans to Roadhouse: (i) a revolving line of credit in the maximum amount of $5,000,000.00 to provide working capital necessary for corporate purposes ("Facility A"); and a loan in the maximum amount of $18,000,000.00 to provide permanent financing for future Restaurants ("Facility B"); and

         WHEREAS, Facility A is evidenced by a revolving loan agreement executed by and between FINOVA and Roadhouse (as amended by that certain amendment to revolving loan agreement dated as of April 12, 2001, the "Revolving Loan Agreement") and a promissory note dated October 22, 1999 in the principal amount of $5,000,000.00 (as the same may have been amended from time to time, the "Revolving Note"); which Revolving Note is secured by nine (9) modification of mortgage and security agreements covering the Florida Restaurants as set forth on SCHEDULE V annexed hereto (collectively, the "Modifications of Mortgages"), and three (3) leasehold mortgage and security agreements and one (1) mortgage and security agreement as set forth on SCHEDULE VI annexed hereto (the "Facility A Mortgages") covering the Restaurants set forth on SCHEDULE VII annexed hereto (the "Facility A Restaurants"); and

         WHEREAS, Facility B is evidenced by those certain promissory notes executed by Roadhouse in favor of FINOVA as set forth on SCHEDULE VIII annexed hereto (the "Facility 13 Notes"); which Facility B Notes are secured by eight
(8) leasehold mortgage and security agreements set forth on SCHEDULE IX annexed hereto (collectively, the "Facility B Mortgages") covering those certain Restaurants set forth on SCHEDULE X annexed hereto (the "Facility B Restaurants");

         WHEREAS, Roadhouse acknowledges and agrees that the current aggregate outstanding principal sum of the Term Notes (exclusive of late fees and interest) is $23,692,966.52 as of October 25, 2001, as more specifically set forth on SCHEDULE XI attached hereto and that the outstanding principal sum due under the Revolving Note is $5,000,000.00;

         WHEREAS, by failing to make its regularly scheduled installments of principal and interest to FINOVA due on August 1, 2001 and September 1, 2001; and by failing to meet the required Cash Flow Coverage Ratio (the "Known Defaults"), Roadhouse is presently in default under the Loan Documents (as such term is defined herein);

         WHEREAS, Roadhouse has requested that FINOVA (i) waive numerous defaults under the various Loan Documents; (ii) restructure payments of principal and interest, including the capitalization of interest; and (iii) forbearance from exercising FINOVA's rights under the various notes and mortgages, including the commencement of foreclosure proceedings;

         WHEREAS, FINOVA is willing to consent to the various requests made by Roadhouse provided that the following amendments are made to the Loan Documents set forth below.

         NOW THEREFORE, in consideration of the foregoing, and to induce FINOVA to waive the Known Defaults, the parties hereto hereby agree as follows:

         1. DEFINITIONS: As used in this Agreement, the following terms shall have the following respective meanings:

                  1.1 LOANS shall mean, collectively, the 1997 Loan, Facility A, Facility B, Facility C and Facility D;

                  1.2 LOAN AGREEMENTS shall mean, collectively, the Term Loan Agreements and the Revolving Loan Agreements as same may have been amended or restated;

                  1.3 LOAN DOCUMENTS shall mean, collectively, the 1997 Loan and Security Agreement, the 1997 Note, the 1997 Mortgages, the 1998 Mortgages, the 1998 Loan and Security Agreement, the 1998 Note, the Revolving Loan Agreement, the Revolving Note, the Modifications of Mortgages, the Facility A Mortgages, the Facility B Notes and the Facility B Mortgages, together with all related instruments and documents;

                  1.4 MORTGAGES shall mean, collectively, the 1997 Mortgages, the 1998 Mortgages, the Facility A Mortgages and the Facility B Mortgages as same may have been amended or restated;

                  1.5 Notes shall mean, collectively, the Term Notes and the Revolving Note as same may have been amended or restated;

                  1.6 RESTAURANTS shall mean, collectively, the Florida Restaurants, the South Carolina Restaurants, the Facility A Restaurants, the Facility B Restaurants and the Facility D Restaurants;

                  1.7      REVOLVING LOAN shall mean Facility A;

                  1.8 TERM LOANS shall mean, collectively, the 1997 Loan, Facility B and Facility D;

                  1.9 TERM LOAN AGREEMENTS shall mean, collectively, the 1997 Loan and Security Agreement and the 1998 Loan and Security Agreement;

                  1.10 Term Notes shall mean the 1997 Note, the 1998 Note and the Facility B Notes;

                  1.11 Capitalized terms used herein and not defined herein shall have their respective meaning set forth in the Loan Documents.

         2. Roadhouse acknowledges and agrees that Facility C has expired and that there is no farther availability under Original Facility A, Original Facility B, Facility A, Facility B or Facility C.

         3. Roadhouse agrees that it has no defenses or set-offs against FINOVA, its respective officers, directors, employees, agents or attorneys with respect to the Loan Documents or related instruments, agreements or documents, all of which are in full force and effect and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. Roadhouse hereby ratifies and confirms its Obligations under the Loan Documents and related instruments, agreements and documents and agrees that the execution and the delivery of this Agreement does not in any way diminish or invalidate any of its Obligations thereunder except as expressly modified herein.

         4. AMENDMENTS TO REVOLVING LOAN AGREEMENT. The Revolving Loan Agreement is hereby amended as follows:

                  4.1 The "Interest Rate" shall be increased to eleven and one half (11.50%) percent.

                  4.2 The definition of "Loan Documents" shall be modified to include the Loan Agreements, Mortgages and Notes.

                  4.3 The definition of "Note" shall be modified to include this Agreement to the extent same modifies, amends or restates the Revolving Note.

                  4.4 Paragraph 2.8.2 is hereby deleted in its entirety and is hereby replaced by the following:

                                    "Interest After Maturity. Commencing with the day after the principal amount of the loan shall have become due and payable (by acceleration or otherwise), such part of the Loan or the entire Loan (as the case may be) shall bear interest at the rate of fourteen (14%) percent per annum (the "Default Rate")."

                  4.5 Paragraph 5.1.1 is hereby deleted in its entirety and is hereby replaced by the following:

                                    "5.1.1 Annual Financial Statements, As soon as practicable, and in any event within ninety (90) days after the close of each fiscal year of Borrower, Borrower shall furnish to Lender the annual audit report for such year, including audited statements of income, retained earnings and changes in financial position of Borrower for such fiscal year, specific detail of the amount of real property rent expense and equipment rent expense, and the details of the amount of the new store capital expenditures for such fiscal year, and an audited balance sheet of Borrower as of the close of such fiscal year, and notes to each, all in reasonable detail, setting forth in comparative form the corresponding figures for the preceding fiscal year where such presentation is appropriate under GAAP, certified without qualification by independent certified public accountants of recognized standing selected by Borrower and acceptable to Lender, together with (or included in such certification) a written statement of such accountants substantially to the effect that (i) such accountants examined such financial statements in accordance with generally accepted auditing standards and accordingly made such tests of accounting records and such other auditing procedures as they considered necessary in the circumstances and (ii) in the opinion of such accountants such financial statements present fairly the financial position of Borrower as of the end of such fiscal year and the results of its operations and the changes in its financing position for the fiscal year then ended, in conformity with GAAP applied on a basis consistent with that of the preceding fiscal year (except for changes in application in which such accountants concur)."

                  4.6 Paragraph 5.1.2 is hereby deleted in its entirety and is hereby replaced by the following:


                                    "5.1.2 Quarterly Financial Statements.
                                    Within forty-five (45) days after the end of each of the first three fiscal quarters of such fiscal year, Borrower shall furnish to Lender internally prepared interim financial statements and a copy of its Form 10Q Report filed with the Securities and Exchange Commission with respect to such quarter."

                  4.7 Paragraph 5.12 is amended by adding the following to the end thereof:

                                    "Notwithstanding the foregoing, Borrower may sell any of its assets provided, however that Borrower has received the prior written consent of FINOVA in the event that such sale(s) exceed the aggregate sum of $100,000.00 in any given fiscal year. In the event that Borrower desires to sell any assets which are security under the Loans, and in the event that FINOVA provides its prior written consent to such sale if required herein, then all net proceeds of such sale shall be paid directly to FINOVA. In determining the not proceeds of any such sale, the only permitted reduction to the gross sales price would be for the expenses incurred by the Borrower that directly relate to such sale."

                  4.8 Paragraph 5.14 is hereby deleted in its entirety and is hereby replaced with the following:

                                    "51.4 CROSS DEFAULT. Borrower acknowledges that (i) any Default under the terms of this Agreement or the Note; (ii) any Event of Default under any agreement between Borrower and Lender; or (iii) any default under any other obligations of Borrower in excess of $10,000.00 howsoever created and whether now existing or hereafter arising, including without limitation any capital and operating leases, shall be deemed a default under any of the Loan Documents or otherwise."

                  4.9 Article 5 is amended by adding the following paragraphs:

                                    "5.15 CAPITAL EXPENDITURES. Except as set forth on Appendix I annexed hereto and made a part hereof, Borrower shall not make any further capital expenditures with respect to new stores. Notwithstanding the foregoing, Borrower shall be permitted to incur expenses for routine repair and maintenance in the ordinary course of business. In the event Borrower achieves a minimum Fixed Charge Coverage Ratio (as hereafter defined) of 1.25 to 1.00 for four consecutive quarters beginning with the fourth (4th) quarter of 2003, Borrower shall be permitted to resume making capital expenditures with respect to new stores.

                                    5.16 CERTAIN OTHER COVENANTS. Borrower shall not, without the prior written consent of
                                    Lender:

                                    a.       Make advances, loans or extensions
                                             of credits to, or invest in, any
                                             other person or entity, except for
                                             loans or cash advances to employees
                                             in the ordinary course of business;

                                    b.       Create, incur, assume or permit to
                                             exist any indebtedness for borrowed
                                             money other than (i) the Secured
                                             Debt; (ii) existing indebtedness of
                                             Borrower in such amounts owing to
                                             such creditors as are identified on
                                             SCHEDULE XII attached hereto; and
                                             (iii) indebtedness approved in
                                             writing by Lender;

                                    c.       Guarantee or become directly or
                                             continently liable for the
                                             obligations of any other person or
                                             entity except for endorsement of
                                             instruments for deposit;

                                    d.       Except as set forth below, sell,
                                             transfer, distribute or pay any
                                             money or property to any Affiliate,
                                             or invest in (by capital
                                             contribution or otherwise) or
                                             purchase or repurchase any stock or
                                             obligations, or any property, of
                                             any Affiliate, or become liable on
                                             any guaranty of the obligations of
                                             an Affiliate. Notwithstanding the
                                             foregoing, and if no Event of
                                             Default has occurred, Borrower may
                                             pay those existing obligations to
                                             Berjaya Group (Cayman) Limited as
                                             previously disclosed to Lender.

                  4.10 Paragraph 6.1 is hereby deleted in its entirety and is hereby replaced by the following:

                                    "FIXED CHARGE COVERAGE RATIO. Throughout the
                                    Term, Borrower shall maintain a Fixed Charge
                                    Coverage Ratio ("FCCR") at the following levels:

                                    Fiscal Operating Period       Required FCCR
                                    -----------------------       -------------

                                    Fourth quarter 2001,
                                    Ending on 4/29/01                     1.02X

                                    Fiscal quarter ending an 7/28/01      0.85X

                                    Fiscal quarter ending on 10/28/01     1.00X

                                    Fiscal quarter ending on 1/27/02      1.15X

                                    Fiscal quarter ending on 4/28/02,
                                    And Quarterly thereafter              1.25X


                                    Fixed Charge Coverage Ratio means Cash Flow
                                    Available for Fixed Charges divided by
                                    Total Fixed Charges.

                                    Cash Flow Available for Fixed Charges means;

                                             Net income
                                             Plus: depreciation
                                             Plus: amortization
                                             Plus: real property rent expense
                                             Plus. equipment rent expense
                                             Plus: senior debt interest expense
                                             Plus: capital lease interest
                                                   expense

                                    Total Fixed Charges means:

                                             Real property rent expense
                                             Plus: equipment rent expense
                                             Plus: senior debt interest expense
                                             Plus: capital lease interest
                                             expense
                                             Plus: Principal required during
                                             testing period for long term senior
                                             debt
                                             Plus: principal required during
                                             testing period for capital leases.

                                             Borrower shall deliver to Lender,
                                             within 45 days of the end of each
                                             fiscal quarter, a Compliance
                                             Certificate in the form and
                                             substance of EXHIBIT D annexed to
                                             the Omnibus Agreement by and
                                             between Borrower and Lender dated
                                             as of the __ day of October, 2001"

                  4.11 Except as specifically amended herein, the Revolving Loan Agreement shall remain in full force and effect in accordance with its terms.

         5. AMENDMENTS TO TERM LOAN AGREEMENTS. The Term Loan Agreements are hereby amended as follows:

                  5.1 The "Interest Rate" shall be eleven and one half (11.50%) percent.

                  5.2 The definition of "Loan Documents" shall be modified to include the Loan Agreements, Mortgages and Notes.

                  3.3 The definition of "Note" shall be modified to include this Agreement, to the extent same modifies, amends or restates the Revolving Note.

                  5.4 Paragraph 2.6.2 is hereby deleted in its entirety and is hereby replaced by the following:

                                    "Interest After Maturity. Commencing with the day after the principal amount of the Loan shall have become due and payable (by acceleration or otherwise), such part of the Loan or the entire Loan (as the case may be) shall bear interest at the rate of fourteen (14%) percent per annum (the "Default Rate")."

                  5.5 Paragraph 5.1.1 is hereby deleted in its entirety and is hereby replaced by the following:

                                    "5.1.1 Annual Financial Statements. As soon as practicable, and in any event within ninety (90) days after the close of each fiscal year of Borrower, Borrower shall furnish to Lender the annual audit report for such year, including audited statements of income, retained earnings and changes in financial position of Borrower for such fiscal year, specific detail of the amount of real property rent expense and equipment rent expense, and the details of the amount of the new store capital expenditures for such fiscal year, and an audited balance sheet of Borrower as of the close of such fiscal year, and notes to each, all in reasonable detail, setting forth in comparative form the corresponding figures for the preceding fiscal year where such presentation is appropriate under GAAP, certified without qualification by independent certified public accountants of recognized standing selected by Borrower and acceptable to Lender, together with (or included in such certification) a written statement of such accountants substantially to the effect that (i) such accountants examined such financial statements in accordance with generally accepted auditing standards and accordingly made such tests of accounting records and such other auditing procedures as they considered necessary in the circumstances and (ii) in the opinion of such accountants such financial statements present fairly the financial position of

                                    Borrower as of the end of such fiscal year and the results of its operations and the changes in its financing position for the fiscal year then ended, in conformity with GAAP applied on a basis consistent with that of the preceding fiscal year (except for changes in application in which such accountants concur)."

                  5.6 Paragraph 5.1.2 is hereby deleted in its entirety and is hereby replaced by the following:

                                    "5.1.2 Quarterly Financial Statements.
                                    Within forty-five (45) days after the end of each of the first three fiscal quarters of such fiscal year, Borrower shall furnish to Lender internally prepared interim financial statements and a copy of its Form 10Q Report filed with the Securities and Exchange Commission with respect to such quarter."

                  5.7 Paragraph 5.2.5 is amended by adding the following to the end thereof:

                                    "Notwithstanding the foregoing, Borrower may sell any of its assets provided, however that Borrower has received the prior written consent of FINOVA in the event that such sale(s) exceed the aggregate sum of $100,000.00 in any given fiscal year. In the event that Borrower desires to sell any assets which are security under the Loans, and in the event that FINOVA provides its prior written consent to such sale if required herein, then all net proceeds of such sale shall be paid directly to FINOVA. In determining the net proceeds of any such sale, the only permitted reduction to the gross sales price would be for the expenses incurred by the Borrower that directly relate to such sale."

                  5.8 Article 5 is amended by adding the following paragraphs:

                                    "5.13 CROSS-COLLATERALIZATION. Borrower
                                    acknowledges that all Obligations of
                                    Borrower to Lender, whether arising under the Loan Documents or otherwise, shall be collateralized by all collateral granted by Borrower to Lender, whether under the Loan Documents or otherwise, so that all collateral so granted to Lender hereunder and thereunder shall secure all Obligations of Borrower to Lender however or whenever created or arising.

                                    5.14 CROSS DEFAULT. Borrower acknowledges that (i) any Default under the terms of this Agreement or the Note; (ii) any Event of Default under any agreement between Borrower and Lender; or (iii) any default under any other obligations of Borrower in excess of $10,000.00 howsoever created and whether now existing or hereafter arising, including without limitation any capital and operating leases, shall be deemed a default under any of the Loan Documents or otherwise.

                                    5.15 CAPITAL EXPENDITURES. Except as set forth on Appendix I annexed hereto and made a part hereof, Borrower shall not make any further capital expenditures with respect to new stores. Notwithstanding the foregoing, Borrower shall be permitted to incur expenses for routine repair and maintenance in the ordinary course of business. In the event Borrower achieves a minimum Fixed Charge Coverage Ratio (as hereafter defined) of 1.25 to 1.00 for four consecutive quarters beginning with the fourth (4th) quarter of 2003, Borrower shall be permitted to resume making capital expenditures with respect to new stores.

                                    5.16 CERTAIN OTHER COVENANTS. Borrower shall not, without the prior written consent of
                                    Lender:

                                    a.       Make advances, loans or extensions
                                             of credits to, or invest in, any
                                             other person or entity, except for
                                             loans or cash advances to employees
                                             in the ordinary course of business;

                                    b.       Create, incur, assume or permit to
                                             exist any indebtedness for borrowed
                                             money other than (i) the Secured
                                             Debt; (ii) existing indebtedness of
                                             Borrower in such amounts owing to
                                             such creditors as are identified on
                                             SCHEDULE XII attached hereto; and
                                             (iii) indebtedness approved in
                                             writing by Lender;

                                    c.       Guarantee or become directly or
                                             continently liable for the
                                             obligations of any other person or
                                             entity except for endorsement of
                                             instruments for deposit;

                                    d.       Except as set forth below, sell,
                                             transfer, distribute or pay any
                                             money or property to any Affiliate,
                                             or invest in (by capital
                                             contribution or otherwise) or
                                             purchase or repurchase any stock or
                                             obligations, or any property, of
                                             any Affiliate, or become liable on
                                             any guaranty of the obligations of
                                             an Affiliate. Notwithstanding the
                                             foregoing, and if no Event of
                                             Default has occurred, Borrower may
                                             pay those existing obligations to
                                             Berjaya Group (Cayman) Limited as
                                             previously disclosed to Lender.

                  5.9 Paragraph 6.1 is hereby deleted in its entirety and is hereby replaced by

                                    "FIXED CHARGE COVERAGE RATIO. Throughout the
                                    Term, Borrower shall maintain a Fixed Charge
                                    Coverage Ratio ("FCCR") at the following levels:

                                    Fiscal Operating Period        Required FCCR
                                    -----------------------        -------------

                                    Fourth quarter 2001,
                                    Ending on 4/29/01                     1.02X

                                    Fiscal quarter ending on 7/28/01      0.85X

                                    Fiscal quarter ending on 10/28/01     1.00X

                                    Fiscal quarter ending on 1/27/02      1.15X

                                    Fiscal quarter ending on 4/28/02,
                                    And Quarterly thereafter              1.25X

                                    Fixed Charge Coverage Ratio means Cash Flow
                                    Available for Fixed Charges divided by Total
                                    Fixed Charges.

                                    Cash Flow Available for Fixed Charges means:

                                             Net income
                                             Plus: depreciation
                                             Plus: amortization
                                             Plus: real property rent expense
                                             Plus: equipment rent expense
                                             Plus: senior debt interest expense
                                             Plus: capital lease interest
                                             expense

                                    Total Fixed Charges means:

                                             Real property rent expense
                                             Plus: equipment rent expense
                                             Plus: senior debt interest expense
                                             Plus: capital lease interest
                                                   expense
                                             Plus: principal required during
                                                   testing period for long term
                                                   senior debt
                                             Plus: principal required during
                                                   testing period for capital
                                                   leases.

                                             Borrower shall deliver to Lender,
                                             within 45 days of the end of each
                                             fiscal quarter, a Compliance
                                             Certificate in the form and
                                             substance of EXHIBIT D annexed to
                                             the Omnibus Agreement by and
                                             between Borrower and Lender dated
                                             as of the __ day of October, 2001.

                  5.10 Except as specifically amended herein, the Term Loan Agreements shall remain in full force and effect in accordance with their respective terms.

         6. AMENDMENTS TO TERM NOTES. Each Term Note is hereby amended as follows:

                  6.1      The "Number of Monthly Installments" as defined in
                           section 1.5 of each Term Note shall be 133.

                  6.2 The "Interest Rate" as defined in section 1.7 of each Term Note shall be increased to eleven and one half (11.50%) percent.

                  6.3 The "Default Rate" as defined in section 1.8 of each Term Note shall be increased to fourteen (14%) percent.

                  6.4 The "Maturity Date" as defined in section 1.9 of each Term Note shall be December 1, 2012.

                  6.5 The "Monthly Installment" as defined in section 1.4 of each Term Note shall be modified to reflect the payment schedule attached as SCHEDULE XIII attached hereto.

                  6.6 The "First Payment Date" as defined in section 1.40 of each Term Note shall mean November 25, 2001.

                  6.7 The "Loan Documents" as defined in section 1.12 of each Term Note shall be modified to include the Loan Agreements, Mortgages and Notes.

                  6.8 Paragraph 8 of each Term Note is hereby deleted in its entirety and is hereby replaced by the following:

                                    "PREPAYMENT. Except as provided herein,
                           Borrower may not prepay this Note. If no Event of Default exists, Borrower may voluntarily prepay the entire unpaid Principal Sum on any date on which a Monthly Installment is payable. Borrower must give Lender at least thirty (30) days prior written notice of Borrower's intention to prepay. Once given, such notice may not be withdrawn, and failure to prepay in accordance with the notice shall be an Event of Default.

                                    The prepayment of the Principal Sum shall be
                           accompanied by a payment of all accrued and unpaid interest, an administrative fee of $4,000 plus a premium for prepayment. The amount of the premium shall be: one quarter of one percent (0.25%) of the unpaid Principal Sum during the first six (6) months of the Loan Term; one half of one percent (0.50%) of the unpaid Principal Sum from the seventh (7th) through twelfth (12th) months of the Loan term; one (1%) percent of the unpaid Principal Sum during the second Loan Year; one and one-half (1.50%) percent of the unpaid Principal Sum during the third Loan Year; and three (3%) percent of the unpaid Principal Sum during the fourth Loan year and thereafter.

                                    If the unpaid balance of the Principal Sum
                           is accelerated, by reason of an Event of Default during any of the Loan Years, such an acceleration shall be deemed to be a prepayment and Borrower shall pay to Lender, in addition to all other sums due as a result of the acceleration, the applicable premium set forth herein.

                                    If a partial prepayment of the Principal Sum
                           occurs as a result of the application by Lender of Taking Proceeds or Insurance Proceeds, as provided in the Mortgages, each Monthly Installment thereafter shall be reduced to an amount which will amortize the then unpaid Principal Sum at the Interest Rate over the then remaining Number of Monthly Installments. No prepayment premium nor administrative fee is required to be paid by Borrower in connection with any Taking Proceeds or Insurance Proceeds."

                  6.9 Except as specifically amended herein, the Term Notes shall remain in full force and effect in accordance with their respective terms.

         7. AMENDMENTS TO REVOLVING NOTE. The Revolving Note is hereby amended as follows;

                  7.1 References to the "Loan Agreement" shall, without limitation, be deemed to refer to the Revolving Loan Agreement, as amended by that certain Amendment to Revolving Loan Agreement dated as of April 12, 2001, and as further amended herein.

                  7.2 The payment provisions are hereby deleted in their entirety and are hereby replaced with the following:

                                    "Commencing on November 25, 2001 and
                           continuing through the Maturity Date (as hereinafter defined), this Note shall bear interest at a rate per annum equal to the higher of (i) Prime Rate plus three (3%) percent or (ii) eleven and one half (11.50%) percent, but in no event to exceed the Maximum Rate (as hereinafter defined). For purposes hereof, the Prime Rate shall mean the rate of interest established and published daily by Citibank, N.A.

                                    Monthly payments of interest only shall be
                           made on the first day of each and every calendar month until and including the Maturity Date. All payments of principal and interest on this Note are to be made in lawful money of the United States of America in immediately available funds, without setoff, counterclaim or deduction of any nature, at the office of Lender at 115 West Century Road, Paramus, New Jersey 07652 (or such other place as the holder hereof shall designate to the Borrower in writing), prior to 12:00 Noon, local time, on the day when due.

                                    If any payment of principal or interest
                           becomes due on a day which is not a Business Day, that payment shall be made on the next Business Day unless such next Business Day falls in another calendar month in which event that payment shall be made on the next preceding Business Day.

                                    The Principal Sum, together with all accrued
                           and unpaid interest thereon and all other sums payable hereunder, shall mature, and shall be due and payable to Lender on December 31, 2001 (the "Maturity Date")."

                  7.3 The following terms are hereby incorporated into the Revolving Note:

                                    "Provided there has been no Event of Default
                           under the terms of this Note, the Loan Agreement or any of the other related documents evidencing or securing the Principal Sum, the Borrower shall have the option (the "Conversion Option") to convert this loan to a permanent loan with a term of eighty four
                           (84) months commencing on January 1, 2002, Borrower must give Lender at least thirty (30) days prior written notice of its election to exercise its Conversion Option. Once given, such notice may not be withdrawn. Upon receipt of such notice, Lender shall set the fixed rate which will be the highest daily rate in effect on the Revolving Loan from October 25, 2001 until the conversion plus one hundred (100) basis points.

                                    Upon exercising its Conversion Option,
                           Borrower shall pay a fee to Lender in an amount equal to the lesser of $100,000.00 or two (2%) percent of the Principal Sum outstanding at the time of such conversion to a permanent loan. Borrower agrees to pay all costs, fees and expenses of Lender in connection with the documentation and closing of such conversion, including without limitation Lenders' attorneys' fees and filing costs."

                  7.4 The "Default Rate" shall be increased to fourteen (14%) percent.

                  7.5 Except as specifically amended herein, the Revolving Note shall remain in full force and effect in accordance with its terms.

         8. Contemporaneously herewith, Roadhouse shall execute and deliver to FINOVA fifteen (15) Modifications of Mortgages, in substantially the form annexed as EXHIBIT A hereto, to be recorded by FINOVA at the sole cost and expense of Borrower.

         9. Contemporaneously herewith, Roadhouse shall execute and deliver to FINOVA nine (9) Consolidation and Modification of Mortgage Agreements covering the Florida Restaurants, in substantially the form annexed as Exhibit B hereto, to be recorded by FINOVA at the sole cost and expense of Borrower. Borrower agrees that the Mortgages covering the Florida Restaurants shall be modified to increase the aggregate maximum amount secured by said Mortgages to $20,000,000.00. Promptly upon the request of FINOVA, Borrower shall execute and/or deliver such additional documentation as may be required in order to secure FINOVA's interest in the Florida Restaurants up to said maximum amount.

         10. Within thirty (30) days of the date hereof, Borrower shall deliver to FINOVA an updated ALTA Title Policy with limits in the aggregate sum of $20,000,000.00 covering the Florida Restaurants. Borrower agrees to pay all title fees and charges, and any stamp and other taxes which may be due, on or before the recording of the Modifications of Mortgage by the Title Company.

         11. Roadhouse hereby authorizes FINOVA, at any time or times hereafter, to file any and all Uniform Commercial Code financing statements, amendments and continuation statements and, all other agreements, documents and instruments reasonably requested by FINOVA to perfect and maintain FINOVA's security interest in the Premises and in all Collateral as each is respectively defined in the Loan Documents, Roadhouse agrees that a carbon, photographic photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Roadhouse authorizes FINOVA to sign and file Uniform Commercial Code financing statements and amendments without Roadhouse's signature, as authorized by applicable law. Roadhouse also ratifies its authorization for FINOVA to have filed any like financing statements, amendments thereto and continuation statements, if filed prior to the date of this Agreement. Roadhouse hereby irrevocably constitutes and appoints FINOVA and its officers and agents, with full power of substitution, its true and lawful attorneys-in-fact with full power and authority in the place and stead of Roadhouse, to sign any documents to carry out the purpose of this Section
                  11. This power of attorney is coupled with an interest and shall be irrevocable. For purposes of filing UCC's, Roadhouse represents that its exact legal name and principal place of business is as set forth above, that its organization number is V72879 and that its tax id number is 65-0367604. Roadhouse acknowledges and agrees that Roadhouse shall be responsible for all fees and charges incurred by FINOVA in connection with the UCC filings and lien search fees.

         12. Contemporaneously herewith, Roadhouse shall deliver to FINOVA an opinion from legal counsel in form acceptable to FINOVA stating that this Agreement does not affect the perfection and priority of FINOVA's security interest in the Collateral under the existing Loan Documents. Within thirty (30) days of the date hereof, Roadhouse shall deliver similar opinions from legal counsel in each jurisdiction where the Restaurants are located.

         13. Within sixty (60) days of the date hereof, Roadhouse shall deliver to FINOVA an Estoppel Certificate, in substantially the form annexed hereto as EXHIBIT C, completed and signed by each lessor of the leased Restaurants.

         14. Contemporaneously herewith, Roadhouse shall deliver to FINOVA an annual audited financial statement for the fiscal year ending April 29, 2001, together with a Compliance Certificate in substantially the form annexed hereto as Exhibit D.

         15. Contemporaneously herewith, Roadhouse shall execute and deliver to FINOVA (i) Security Agreements covering the furniture, fixtures and equipment of the Hickory, North Carolina and Alpharetta, Georgia Restaurants (the "New Restaurants") and (ii) UCC-1 Financing Statements granting FINOVA a first priority interest in the furniture, fixtures and equipment at the New Restaurants.

                  each in form acceptable to FINOVA. Roadhouse agrees to execute and deliver, and to cause any secured party with existing liens on the furniture, fixture and equipment at the New Restaurant to execute and deliver such other documents and instruments as FINOVA or FINOVA's counsel may require to secure FINOVA's first priority interest therein.

         16. Within sixty (60) days of the date hereof, Roadhouse shall deliver to FINOVA a Landlord Subordination Agreement and/or Landlord Consent and Waiver from the Lessors of the New Restaurants, each in form acceptable to FINOVA.

         17. Roadhouse will deliver to FINOVA on a monthly basis, on or before the fifth (5th) day of each month an executed Compliance Certificate in the form annexed hereto as EXHIBIT E, stating in part, that Roadhouse is not in payment default with any credits or lienholders.

         18.      Roadhouse hereby warrants and represents to FINOVA that:

                  18.1 Except for the Known Defaults, each of the representations and warranties set forth in the Loan Documents is true in all respects as of the date hereof.

                  18.2     Roadhouse is a Florida corporation.

                  18.3 Roadhouse is duly organized and existing under the laws of the state of Florida and is duly licensed to do business wherein the ownership of its property or the conduct of its business requires such licensing.

                  18.4 Roadhouse has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and any other agreement or instrument referred to herein. No consent or approval of any entity or Person (including, without limitation, any shareholder of Roadhouse), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent license, approval, authorization or declaration of any governmental authority, bureau or agency, is required in connection with the execution, delivery or performance by Roadhouse, or the validity, enforcement or priority, of this Agreement.

                  18.5 Roadhouse has taken all action required to authorize the execution, delivery and performance of this Agreement and all other agreements or instruments required hereunder and contemplated hereby.

                  18.6 The execution and delivery by Roadhouse of this Agreement and performance by it hereunder will not violate any provision of law and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or the certificate of incorporation, by-laws or agreement or certificate of partnership of Roadhouse, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which Roadhouse is a party, or by which it is bound or any of its properties or assets is affected, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of Roadhouse.

                  18.7 This Agreement has been duly executed and delivered by Roadhouse and constitutes the valid and legally binding obligation of Roadhouse, enforceable in accordance with its terms.

                  18.8 Except as set forth on SCHEDULE XIV attached hereto, Roadhouse is not in default beyond any grace period under any agreement with any creditor for borrowed money if the effect of such default is to cause Roadhouse's obligations which are the subject thereof to become due prior to its maturity date or prior to its regularly scheduled date of payment, Roadhouse has not received any notices from third party creditors of their intent to institute federal bankruptcy proceedings against Roadhouse.

         19. Contemporaneously herewith, Roadhouse shall pay or reimburse FINOVA for all reasonable costs and expenses incurred by FINOVA, including without limitation the fees and expenses of FINOVA's attorneys, in connection with the transactions set forth herein and the UCC lien search fees currently due in the sum of $939.50.

         20. On or before 12:00 noon on November 25, 2001, Roadhouse shall deliver a retainer to Baer Marks & Upham in the amount of $25,000.00 for the account of FINOVA's legal fees. In the event actual legal fees incurred exceed the retainer amount, Roadhouse shall pay same immediately on demand by Lender.

         21. On or before 12:00 noon on November 25, 2001, Roadhouse shall pay to FINOVA certified funds representing a restructuring fee Of $100,000.00 in connection with the loan restructure and this Agreement.

         22. On or before 12:00 noon on November 25, 2001, Roadhouse shall pay to FINOVA the sum of $159,644.74, representing the total sum of late fees due and owing as of October 23, 2001.

         23. Roadhouse hereby expressly agrees to execute any additional documentation as may be reasonably requested by FINOVA to secure its interest in the Restaurants, up to the maximum indebtedness under the Loans, promptly upon FINOVA's receipt therefor.

         24. Upon satisfaction of all terms and conditions set forth herein, FINOVA shall waive any Known Default under the Loan Documents. Roadhouse acknowledges that TIME IS OF THE ESSENCE with respect to all of its obligations under this Agreement. Any failure to satisfy the conditions herein as and when due shall be deemed an Event of Default under the Loan Documents and shall entitle

                  FINOVA to exercise any remedies available to it under this Agreement, the Loan Documents, at law in equity, or otherwise,

         25. Except as specifically amended herein the Loan Documents shall remain in full force and effect in accordance with their respective terms.

         26. Except as specifically stated herein, the foregoing does not constitute a waiver of any term, provision, condition, covenant or agreement contained in the Notes or in any of the other Loan Documents, nor shall it (i) operate as a waiver of any right, remedy, power or privilege thereunder, (ii) prejudice or preclude any other or further exercise thereof or the exercise of any right or remedy provided by law or in equity, (iii) prejudice or preclude any other or further exercise of any right or remedy provided by the Loan Documents including without limitation, FINOVA's right to foreclose on the collateral secured by the Loan Documents; (iv) entitle Roadhouse to any other or further notice or demand whatsoever, or (v) in any way modify, change, impair, affect, diminish or release any liability of Roadhouse under or pursuant to any of the Loan Documents.

         27. In the event that this Agreement is not executed and returned by Roadhouse on or before October 25, 2001; or in the event that any of the terms and conditions of this Agreement are not satisfied as set forth herein, WITH TIME BEING OF THE ESSENCE THEREFORE, this Agreement shall be void and of no force and effect and FINOVA shall be entitled to proceed to enforce all rights and remedies granted under the Loan Documents. The parties agree that there shall be no further extension and in the event Roadhouse fails to satisfy the terms and conditions of this Agreement on or before the timeframes set forth herein, FINOVA shall be entitled to accelerate all sums due under the Loans with no further notice to Roadhouse.

         28. This Agreement shall be construed in accordance with the laws of the state of Arizona.

         29. ROADHOUSE IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST ROADHOUSE UNDER, ARISING OUT OF, OR IN ANY MANNER RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE COURT OF THE STATE OF ARIZONA LOCATED IN MARICOPA COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA. ROADHOUSE, BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. ROADHOUSE FURTHER AGREES THAT ANY LEGAL ACTION OR PROCEEDING ROADHOUSE MAY BRING, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS, SHALL ONLY BE BROUGHT IN ANY STATE COURT OF THE STATE OF ARIZONA LOCATED IN MARICOPA

                  COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA. ROADHOUSE ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO ROADHOUSE
                  IN THE MANNER PROVIDED FOR NOTICES IN THE LOAN AGREEMENT. ROADHOUSE HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. ROADHOUSE SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF ARIZONA, UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF ARIZONA. NOTHING HEREIN SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ROADHOUSE IN ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

         30. ROADHOUSE AND FINOVA IRREVOCABLY WAIVE JURY TRIAL AND THE RIGHT THERETO IN ANY AND ALL DISPUTES INVOLVING EITHER OF THEM OR THEIR RESPECTIVE PARENTS, AFFILIATES OR RELATED ENTITIES OR ANY OFFICER, DIRECTOR, SHAREHOLDER, MEMBER, ATTORNEY OR PARTNER OR ANY OF THEM, WHETHER HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENTS HERETOFORE OR HEREAFTER EXECUTED. THIS WAIVER SHALL BE DEEMED A COVENANT ENFORCEABLE INDEPENDENTLY OF ALL OTHER PROVISIONS OF THIS AGREEMENT,


                    (Remainder of Page Intentionally Blank)

         IN WITNESS WHEREOF, the parties have duly signed this Agreement this 26th day of October, 2001

                                       FINOVA CAPITAL CORPORATION



                                       By: /s/ Bernice H. Carr
                                           -------------------------------------
                                           Name:  Bernice H. Carr
                                           Title: Vice President
                                                  Contract Administration



                                       ROADHOUSE GRILL, INC.




                                       By: /s/ Ayman Sabi
                                           -------------------------------------
                                           Name:  Ayman Sabi
                                           Title: President

                                   SCHEDULE I

                            THE FLORIDA RESTAURANTS


1.       1650 Wells Road, Orange Park, Florida; Clay County

2.       9743 Old St. Augustine Road, Jacksonville, Florida; Duval County

3.       8771 College Parkway, Fort Myers, Florida; Lee County

4.       2226 N. Monroe Street, Tallahassee, Florida; Leon County

5.       5051 14th Street W., Bradenton, Florida; Manatee County

6.       2015 S.W. 17th Street, Ocala, Florida; Marion County

7.       4155 W. Vine Street, Kissimmee, Florida; Osceola County

8.       200 Yacht Club Drive, N. Palm Beach, Florida; Palm Beach County

9.       2300 West State Road 434, Longwood, Florida; Seminole County

THE SOUTH CAROLINA RESTAURANTS

1.       215 O'Neal Court, Columbia, South Carolina; Richland County

2.       301 Park Terrace Drive, Columbia, South Carolina; Lexington County

3.       317 Haywood Road, Greenville, South Carolina; Greenville County

                                  SCHEDULE II

                                 1997 MORTGAGES

1. Mortgage and Security Agreement dated September 8, 1997 and recorded on September 17, 1997 at Book 1677, Page 0866 in the Office of the Clerk of Clay County, Florida

2. Mortgage and Security Agreement dated September 8, 1997 and recorded on September 17, 1997 at Book 8725, Page 2436-2454 in the Office of the Clerk of Duval County, Florida


3. Mortgage and Security Agreement dated September 8, 1997 and recorded on September 16, 1997 at OR Book 866, Page 3054 in the Office of the Clerk of Lee County, Florida

4. Mortgage and Security Agreement dated September 8, 1997 and recorded on September 17, 1997 at Book R2049, Page 00990 in the Office of the Clerk of Leon County, Florida

5. Mortgage and Security Agreement dated September 8, 1997 and recorded on September 23, 1997 at Book 1530, Page 3085 in the Office of the Clerk of Manatee County, Florida

6. Mortgage and Security Agreement dated September 8, 1997 and recorded on September 17, 1997 at Book 2410, Page 139 in the Office of the Clerk of Marion County, Florida

7. Mortgage and Security Agreement dated September 8, 1997 and recorded on September 17, 1997 at OR Book 1434, Page. 2214 in the Office of the Clerk of Osceola County, Florida

8. Mortgage and Security Agreement dated September 8, 1997 and recorded on September 19, 1997 at OR Book 9994, Page 1618 in the Office of the Clerk of Palm Beach County, Florida

9. Mortgage and Security Agreement dated September 8, 1997 and recorded on September 17, 1997 at Book 3298, Page 0601 in the Office of the Clerk of Seminole County, Florida

10. Mortgage and Security Agreement dated September 8, 1997 and recorded on September 17, 1997 at Book M2169, Page 316 in the Office of the Register of Richland County, South Carolina

11. Mortgage and Security Agreement dated September 8, 1997 and recorded on September 17, 1997 at Book 4332, Page 0335 in the Office of the Register of Lexington County, South Carolina

12. Mortgage and Security Agreement dated September 8, 1997 and recorded on September 17, 1997 at Book 2923, Page 0836 in the Office of the Register of Greenville County, South Carolina

                                  SCHEDULE III

                                 1998 MORTGAGES

1. Mortgage and Security Agreement dated June 3, 1998 and recorded on June 12, 1998 at Book 1725, Page 0169 in the Office of the Clerk of Clay County, Florida

2. Mortgage and Security Agreement dated June 3, 1998 and recorded on June 15, 1998 at Book 8975, Page 1391-1409 in the Office of the Clerk of Duval County, Florida

3. Mortgage and Security Agreement dated June 3, 1998 and recorded on June 11, 1998 at OR Book 2972, Page 0506 in the Office of the Clerk of Lee County, Florida

4. Mortgage and Security Agreement dated June 3, 1998 and recorded on June 12, 1998 at Book R2135, Page 02150 in the office of the Clerk of Leon County, Florida

5. Mortgage and Security Agreement dated June 3, 1998 and recorded on June 12, 1998 at Book 1557, Page 7165 in the Office of the Clerk, of Manatee County, Florida

6. Mortgage and Security Agreement dated June 3, 1998 and recorded on June 12, 1998 at Book 2511, Page 1178 in the Office of the Clerk of Marion County, Florida

7. Mortgage and Security Agreement dated June 3, 1998 and recorded on June 12, 1998 at OR Book 1506, Page 660 in the office of the Clark of Osceola County, Florida

8. Mortgage and Security Agreement dated June 3, 1998 and recorded on June 12, 1998 at OR Book 10457, Page 1421 in the Office of the Clerk of Palm Beach County, Florida

9. Mortgage and Security Agreement dated June 3, 1998 and recorded on June 12, 1998 at Book 3442, Page 1792 in the Office of the Clerk of Seminole County, Florida

                                   SCHEDULE IV

                              FACILITY D RESTAURANT


1.       2881 South Orange Avenue, Orlando, Florida

2.       1860 Semoran Boulevard, Casselberry, Florida

3.       1752 East 70th Street, Shreveport, Louisiana

                                   SCHEDULE V

                           MODIFICATIONS OF MORTGAGE

1. Modification of Mortgage and Security Agreement dated April 10, 2001 recorded on May 9, 2001 at OR Book 12536 Page 1678 in the Office of the Clerk of Palm Beach County,

2. Modification of Mortgage and Security Agreement dated April 10, 2001 recorded on May 15, 2001 at OR Book 1872 Page 2870 in the Office of the Clerk of Osceola County.

3. Modification of Mortgage and Security Agreement dated April 10, 2001 recorded on April 19, 2001 at Book 02940 Page 0523 in the Office of the Clerk of Marion County,

4. Modification of Mortgage and Security Agreement dated April 10, 2001 recorded on April 23, 2001 at Book 1676 Page 6636 in the Office of the Clerk of Manatee County.

5. Modification of Mortgage and Security Agreement dated April 10, 2001 recorded on April 19, 2001 at Book R2488 Page 00832 in the Office of the, Clerk, of Leon County.

6. Modification of Mortgage and Security Agreement dated April 10, 2001 and recorded April 19, 2001 at OR Book 03397 Page 4462 in the Office of the Clerk of Lee County.

7. Modification of Mortgage and Security Agreement dated April 10, 2001 and recorded April 18, 2001 at Book 9956 Pages 2250-2254 in the Office of the Clerk of Duval County.

8. Modification of Mortgage and Security Agreement dated April 10, 2001 and recorded April 23, 2001 at Book 1932 Page 1115 in the Office of the Clerk of Clay County,

9. Modification of Mortgage and Security Agreement dated April 10, 2001. and recorded April 20, 2001 at OR Book 4055 Page 1630 in the Office of the Clerk- of Seminole County.

                                  SCHEDULE VI

                              FACILITY A MORTGAGES

1. Leasehold Deed of Trust and Security Agreement recorded on April 16, 2001 at Book 5367 Page 716 in the Office of the Chancery Clerk of the First Judicial District of Hinds County, Mississippi.

2. Leasehold Deed to Secure Debt recorded on April 13, 2001 at Book 4833 Page 204 in the Office of the Clerk of Clayton County, Georgia.

3. Leasehold Mortgage and Security Agreement recorded on April 12, 2001 at OR Book 1330 Pages 918-941 in the Office of the Clerk of Clermont County, Ohio,

4. Mortgage, Security Agreement, Financing Statement and Assignment of Rents recorded on April 12, 2001 as Instrument No. 2001026493 in the Office of the Clerk of the Circuit Court of Pulaski County, Arkansas.

                                  SCHEDULE VII

                             FACILITY A RESTAURANTS

LEASEHOLD RESTAURANTS


1.       6379 Ridgewood Court Road, Jackson, Mississippi; Hinds County

2.       1869 Mt. Zion Road, Morrow, Georgia; Clayton County

3.       101 Bank Road, Milford, Ohio; Clermont County

FEE SITE

1.       3500 Landers Road, Little Rock, Arkansas; Pulaski County

                                  SCHEDULE VIII

                                FACILITY B NOTES


1.       Promissory Note dated April 29, 2000 in the principal amount of
         $1,195,745.00

2.       Promissory Note dated April 28, 2000 in the principal amount of
         $920,087.00

3.       Promissory Note dated May 5, 2000 in the principal amount of
         $931,591.00

4.       Promissory Note dated May 10, 2000 in the principal amount of
         $1,195,852.00

5.       Promissory Note dated May 15, 2000 in the principal amount of
         $972,023.00

6.       Promissory Note dated August 21, 2000 in the principal amount of
         $828,572.00

7.       Promissory Note dated October 18, 2000 in the principal amount of
         $1,238,600.00

8.       Promissory Note dated October 20, 2000 in the principal amount of
         $1,329,150.00

                                  SCHEDULE IX

                              FACILITY B MORTGAGES

1. Leasehold Mortgage and Security Agreement recorded on May 1, 2000 at Book 14872 Page 0531 in the Office of the Clerk of Monroe County, New York.

2. Leasehold Deed of Trust and Security Agreement recorded on May 1, 2000 at Book 2269 Page 717 in the Office of the Register of Deeds of Buncombe County, North Carolina.


3. Leasehold Mortgage and Security Agreement recorded an May 5, 2000 at OR Book 31 Pages 2609-2631 in the Office of the Clerk of Delaware County, Ohio.

4. Leasehold Mortgage and Security Agreement recorded on May 11, 2000 at Book 12880 PAGE 9902 in the Office of the Clerk of Erie County, New York.

5. Leasehold Mortgage and Security Agreement recorded on May 16, 2000 at Book 12881 Page 5434 in the OFFICE of the Clerk of Erie County, New York.

6. Leasehold Deed of Trust and Security Agreement recorded on August 21, 2000 at Book 11513 Page 540-564 in the Office of the Register of Deeds of Mecklenburg County, North Carolina.

7. Deed to Secure Debt recorded on October 19,2000 as Instrument No, 2000-0140507 at Deed Book 13301 Page 4825 in the Office of the Clerk of Superior Court, Cobb County, Georgia.

8. Deed to Secure Debt recorded on October 23, 2000 at Book 4338 Page 96 in the Office of the Clerk of Superior Court, Cherokee County, Georgia.

                                   SCHEDULE X

                             FACILITY B RESTAURANTS


1.       830 Jefferson Road, Henrietta, New York; Monroe County

2.       518 Kenilworth Road, Ashville, North Carolina; Buncombe County

3.       8661 Columbus Pike, Lewis Center, Ohio; Delaware County

4.       1980 Niagara Falls Boulevard, Tonawanda, New York; Erie County

5.       3513 South McKinley Parkway, Hamburg, New York; Erie County

6.       2501 Crownpoint Executive Drive, Charlotte, North Caroline; Mecklenburg
         County

7.       2810 East-West Connector, Austell, Georgia

8.       290 Molly Lane, Woodstock, Georgia; Cherokee County

                                  SCHEDULE XI

                    OUTSTANDING PRINCIPAL SUMS OF TERM LOANS



                                                      Prinipal Outstanding
  Loan Number                 Original Amount             [As of 10/25]
  -----------                 ---------------         --------------------

    5788500                    15,000,000.00               13,206,280.57
    5805600                     2,880,000.00                2,197,245.37
    5837301                     1,185,852.00                1,137,941.67
    5837302                     1,195,745.00                1,139,896.77
    5837303                       920,087.00                  877,113.60
    5837304                       9311591.00                  892,993.96
    5837305                       828,572.00                  802,580.96
    5937306                       972,023.00                  932,551.98
    5837307                     1,238,600.00                1,208,988.24
    5837309                     1,329,150.00                1,297,373.42

                                  SCHEDULE X11

                             EXISTING INDEBTEDNESS

Creditor               Principal Loan Amount               Principal Outstanding
--------               ---------------------               ---------------------



            [SEE APPENDIX II ATTACHED HERETO AND MADE A PART HEREOF]

                                 SCHEDULE XIII

                                PAYMENT SCHEDULE

                             Principal Outstanding
   Loan Number                   [As of 10/251             Monthly Installments
   -----------               ---------------------         --------------------

     5788500                     13,206,280.57                  176,083.51
     5805600                      2,197,245.37                   29,296.57
     5837301                      1,137,941.67                   15,172.54
     5837302                      1,139,896.77                   15,198.60
     5837303                        877,113.60                   11,694.83
     5837304                        892,993.96                   11,906.57
     5837305                        802,580.96                   10,701.07
     5837306                        932,551.98                   12,434.01
     5837307                      1,208,988.24                   16,119.82
     5837308                      1,297,373.42                   17,298.29

                                  SCHEDULE XIV

              EXISTING DEFAULTS UNDER THIRD-PARTY LOAN AGREEMENTS

            [SEE APPENDIX II ATTACHED HERETO AND MADE A PART HEREOF]